Filed Pursuant to Rule 497
Registration No. 333-166636

Supplement No. 5, dated February 26, 2013,
to
Prospectus, dated August 17, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Business Development Corporation of America (the “Company,” “our,” “us” or “we”) dated August 17, 2012 (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.

Increase in Public Offering Price

On February 25, 2013, our board of directors approved an increase to our public offering price from $10.80 per share to $10.90 per share. This increase will become effective with the semi-monthly closing scheduled to occur on or about March 1, 2013. This public offering price increase is consistent with our pricing policy, which ensures that our net offering price is not less than our NAV per share.

Increase in Annualized Distribution

On February 25, 2013, our board of directors approved an increase to our annualized distribution, in order to sustain a 7.75% annualized distribution rate, based upon the increase to the Company’s public offering price. As previously announced, the Company intends to sustain an annualized distribution rate of 7.75% with each subsequent public offering price increase, subject to approval by its board of directors.

Appointment of Nicholas Radesca as Chief Financial Officer and Treasurer

In connection with the appointment of Nicholas Radesca as Chief Financial Officer and Treasurer to replace Brian S. Block, this supplement revises the disclosure in the Prospectus as follows:

•	The first paragraph on page 8 of the Prospectus under “Our Investment Objectives and Policies” is hereby replaced with the following disclosure.

“We intend to leverage the experience and expertise of the principals of our Adviser in sourcing, evaluating and structuring investments. Our Adviser’s senior management team, through affiliates of AR Capital, has sponsored nine publicly-offered real estate investment trusts, or REITs. The four principals of our Adviser, namely Edward M. Weil, Jr., Peter M. Budko, Nicholas Radesca and Robert K. Grunewald, have a broad network of contacts with financial sponsors, commercial and investment banks and leaders within a number of industries that we believe will produce significant proprietary investment opportunities outside the normal banking auction process.”

•	The paragraph “Utilize the experience and expertise of the principals of our Adviser.” on page 73 of the Prospectus is hereby replaced with the following disclosure.

“Utilize the experience and expertise of the principals of our Adviser.  Our Adviser’s senior management team, through affiliates of AR Capital, has sponsored 10 publicly-offered REITS. The four principals of our Adviser, namely Edward M. Weil, Jr., Peter M. Budko, Nicholas Radesca and Robert K. Grunewald, have a broad network of contacts with financial sponsors, commercial and investment banks and leaders within a number of industries that we believe will produce significant proprietary investment opportunities outside the normal banking auction process.”

•	The table “Executive Officers” on page 83 of the Prospectus is hereby replaced with the following disclosure.

“The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held with the Company	Executive Officer Since
Nicholas S. Schorsch	51	Chief Executive Officer	2010
Peter M. Budko	53	President and Chief Operating Officer	2010
Nicholas Radesca	47	Chief Financial Officer and Treasurer	2013
Robert K. Grunewald	50	Chief Investment Officer	2012”

•	Brian S. Block’s biography on page 87 of the Prospectus is hereby replaced with the following disclosure.

“Nicholas Radesca has served as the chief financial officer and treasurer of our company and the Adviser since February 2013. Mr. Radesca has also served as the chief financial officer and treasurer of ARC RFT and the ARC RFT advisor January 2013. Prior to joining American Realty Capital in December 2012, Mr. Radesca was employed by Solar Capital Management, LLC, from March 2008 to May 2012, where he served as the chief financial officer and corporate secretary for Solar Capital Ltd. and its predecessor company, and Solar Senior Capital Ltd., both of which are publicly traded business development companies. From 2006 to February 2008, Mr. Radesca served as the chief accounting officer at iStar Financial Inc., a publicly traded commercial REIT, where his responsibilities included overseeing accounting, tax and SEC reporting. Prior to iStar, Mr. Radesca served in various senior accounting and financial reporting roles at Fannie Mae, Del Monte Foods Company, Providian Financial Corporation and Bank of America. Mr. Radesca has nearly 20 years of experience in financial reporting and accounting and is a licensed certified public accountant in New York and Virginia. He holds a B.S. in accounting from the New York Institute of Technology and an M.B.A. from the California State University, East Bay.”

•	The second paragraph under “Our Investment Adviser” on page 90 of the Prospectus is hereby replaced with the following disclosure.

“Below is a brief description of the background and experience of the principals of BDCA Adviser and the senior investment professionals employed or retained by BDCA Adviser and its affiliates. The backgrounds of Messrs. Budko, Radesca and Grunewald are described in the “Management — Board of Directors and Executive Officers” section of this prospectus.”

•	The Beneficial Ownership table on page 101 of the Prospectus is replaced in its entirety with the following disclosure.

“Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage(2)
Affiliated Stockholders:
BDCA Adviser, LLC(3)	163,067		1.0%
Interested Directors:
Nicholas S. Schorsch	—		—
William M. Kahane	—		—
Independent Directors:
Leslie D. Michelson	—		—
William G. Stanley	4,581		*
Edward G. Rendell	—		—
Officers (that are not directors):
Peter M. Budko	—		—
Nicholas Radesca	—		—
Robert K. Grunewald	—		—
All directors and executive officers as a group (8 persons)	167,648	(4)	1.0	%”